                            FIRST AMENDMENT TO THE
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT (this "Amendment") is made and entered into as of this 8/th/ day of October, 1996, by and among COMMUNICATIONS CENTRAL INC., a Georgia corporation ("CCI"),
                                                                        ---
COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation ("CCG"), INVISION
                                                                 ---
TELECOM, INC., a Georgia corporation ("InVision") (CCI, CCG and InVision being
                                       --------
herein collectively called "Borrowers" and individually called "Borrower"), and
                            ---------                           --------
FIRST UNION NATIONAL BANK OF GEORGIA, a national banking association ("the
                                                                       ---
Lender").
------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of August 15, 1996 (the "Credit Agreement"), among the Borrowers and Lender pursuant to which Lender made available to Borrowers a term loan (the "Tranche A Loan") in an aggregate principal amount of Fifty Million Dollars ($50,000,000), a revolving credit facility permitting, subject to the terms and conditions thereof, advances of up to Thirteen Million Dollars ($13,000,000) at any one time outstanding (the "Tranche B Loans"), and an additional term loan (the "Tranche C Loan") in an aggregate principal amount of Twelve Million Dollars ($12,000,000); and

          WHEREAS, Borrowers and the Lender desire to amend the Credit Agreement as provided herein;

          NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

          2. DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche C Maturity Date" in its entirety and by substituting therefor the following new definition of "Tranche C Maturity Date" to read as follows:

               "Tranche C Maturity Date" shall mean July 1, 1997.
                -----------------------

          3. FINANCIAL COVENANTS. The Credit Agreement is hereby further amended by deleting Sections 6.9(b) and 6.9(e) in their entirety and by substituting therefor new Sections 6.9(b) and 6.9(e) to read, respectively, as follows:

          (b) CCI's Funded Debt-to-Capital Ratio basis shall not exceed at any time (i) 0.77:1.00 during the period from June 30, 1996 to June 29, 1997; (ii) 0.75:1.00 during the period from June 30, 1997 to September 29, 1997; (iii) 0.55:1.00 during the period from September 30, 1997 to December 30, 1997; and (iv) 0.50:1.00 on and after December 31, 1997; provided however, if CCI at any time
                                            -------- -------
               raises equity in an amount greater than Fifteen Million Dollars ($15,000,000), the following covenants shall apply and CCI's Funded Debt-to-Capital Ratio shall not thereafter exceed at any time (i) 0.77:1.00 during the period from June 30, 1996 to December 30, 1996; (ii) 0.60:1.00 during the period from December 31, 1996 through June 29, 1997; (iii) 0.55:1.00 during the period from June 30, 1997 through December 30, 1997; and (iv) 0.50:1.00 on or after December 31, 1997.

     (e) the following covenants shall apply and CCI's Funded Debt-to-EBITDA Ratio thereafter shall be not greater than (i) 5.00:1.00 for any particular fiscal quarter or year ending during the period from June 30, 1996 to June 29, 1997; (ii) 4.00:1.00 for any particular fiscal quarter or year ending during the period from June 30, 1997 to September 29, 1997; (iii) 3.50:1.00 for any particular fiscal quarter or year ending during the period from September 30, 1997 to December 30, 1997; and (iv) 2.75:1.00 for any fiscal quarter or year ending on or after December 31, 1997; provided however, if CCI at any time raises equity in an amount
               -------- -------
               greater than Fifteen Million Dollars ($15,000,000), the following covenants shall apply and CCI's Funded Debt-to-EBITDA Ratio thereafter shall be not greater than (i) 5.00:1.00 for any particular fiscal quarter or year ending during the period from June 30, 1996 to December 30, 1996; (ii) 3.50:1.00 for any
               particular fiscal quarter or year ending during the period from December 31, 1996 through June 29, 1997; (iii) 3.00:1.00 for any particular fiscal quarter or year ending during the period from June 30, 1997 to December 30, 1997; and (iv) 2.75:1.00 for any
               particular fiscal quarter or year ending on or after December 31, 1997. For purposes of this Section 6.9(e), EBITDA shall be adjusted by the amount of $4,686,942.00 for certain non-recurring expenses incurred by Borrower during its fiscal quarter ending March 31, 1996.

     4. WARRANTS. Concurrently with execution of this Amendment, all 150,000 Warrants issued under that certain Second Warrant Agreement dated August 15, 1996, between CCI and the Lender shall be canceled, and CCI shall execute and deliver to the Lender (a) a First Amendment to First Warrant Agreement in the form of Exhibit A hereto, pursuant to which CCI shall agree to issue
            ---------
warrants granting to the Lender the right to purchase, upon the terms and conditions set forth in such First Amendment, 75,000 shares of voting common stock of CCI for a purchase price of one cent ($.01) per share and (b) a Warrant Certificate evidencing the Lender's right to purchase such shares.

     5. CONDITIONS PRECEDENT. This Amendment shall not become effective unless and until the following conditions have been met, to the sole and complete satisfaction of the Lender:

               (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Borrowers, and each of them, under the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the date hereof;

               (b) NO MATERIAL ADVERSE CHANGE. Since August 15, 1996, there shall not have occurred any material adverse change in the assets, liabilities, business, operations or condition (financial or otherwise) of the Borrowers, or any of them, or any event, condition, or state of facts which would reasonably be expected to have a Material Adverse Effect subsequent to the date hereof;

               (c) DOCUMENTATION. The Lender shall have received the following documents, each duly executed and delivered to Lender, and each to be satisfactory in form and substance to Lender:

                    (i)    the Amendment;

                    (ii) a First Amendment to First Warrant Agreement in the form attached hereto as Exhibit A, duly executed by
                                                   ---------
                           CCI and a Warrant Certificate evidencing the 75,000 Warrants to be issued as contemplated by Section 4 above;

                    (iii) an Acknowledgment and Agreement of Central Payphone Services, Inc.

                    (iv) certificates of the Borrowers and Central Payphone Services, Inc. in substantially the form of Exhibit B
                                                                       ---------
                           attached hereto duly executed and appropriately;

                    (v) the favorable opinion of outside counsel for the Borrowers in form and substance satisfactory to the Lender;

                    (vi) such other documents, instruments and agreements with respect to the transactions contemplated by this Amendment, in each case in such form and containing such additional terms and conditions as may be reasonably satisfactory to Lender, and containing, without limitation, representations and warranties which are customary and usual in such documents.

     6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Borrowers, jointly and severally, hereby represent and warrant to Lender that (a) all of Borrowers' representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of Borrowers' execution of this Amendment; (b) no Default or Event of Default has occurred and is continuing as of such date under any Credit Document; (c) Borrowers, and each of them, have the power and authority to enter into this Amendment and to perform all of their respective obligations hereunder; (d) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of Borrowers, and each of them, and this Amendment, the First Amendment to First Warrant Agreement and the other documents, instruments and certificates executed and delivered by Borrowers, or any of them, hereunder or pursuant hereto constitute the legal, valid and binding obligation of such Borrowers, enforceable in accordance with their respective terms; and (e) the execution and delivery of this Amendment and performance thereof by Borrowers, and each of them, do not and will not violate the Articles of Incorporation, By-laws or other organizational documents of the Borrowers, or any of them, and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrowers, or any of them, or their respective properties.

     7. EXPENSES. Borrowers, jointly and severally, agree to pay, immediately upon demand by the Lender, all costs, expenses, attorneys' fees and other charges and expenses actually and reasonably incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and any other instrument, document, agreement or amendment executed in connection with this Amendment.

     8. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute an Event of Default under the Credit Agreement and the Lender shall be entitled to exercise all rights and remedies it may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

     9. REFERENCES. All references in the Credit Agreement and the Credit Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

     10. LIMITATION OF AMENDMENT. Except as specifically set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same agreement.

     12. FURTHER ASSURANCES. Borrowers, and each of them, hereby agree to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Amendment.

     13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     14. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

     15. NO NOVATION. Borrowers and the Lender acknowledge and agree that neither this Amendment nor any document executed in connection herewith or pursuant hereto constitutes, and shall not be construed as, a novation or an accord and satisfaction of any Obligations owing by Borrowers, or any of them, pursuant to the Credit Agreement or the other Credit Documents.

     16. NO CLAIM. Borrowers, and each of them, hereby represent, warrant, acknowledge and agree with the Lender that as of the date of this Amendment (a) Borrowers neither hold nor claim any right of action, claim, cause of action or damages, either at law or in equity, against the Lender which arise from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the other Credit Documents, or any of them, or which are based upon acts or omissions of the Lender in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.


                                   BORROWERS:

(CORPORATE SEAL)                   COMMUNICATIONS CENTRAL INC.

Attest:

                                   By:______________________________
______________________________        Title:
Title:

                                   COMMUNICATIONS CENTRAL OF
(CORPORATE SEAL)                   GEORGIA, INC.

Attest:

                                   By:______________________________
______________________________        Title:
Title:


(CORPORATE SEAL)                   INVISION TELECOM, INC.

Attest:

                                   By:______________________________
______________________________        Title:
Title:

                                   LENDER:

                                   FIRST UNION NATIONAL BANK OF
(CORPORATE SEAL)                   GEORGIA



                                   By:______________________________
                                      Title:

                                   Exhibit A
                                      to
                              First Amendment to
                 Second Amended and Restated Credit Agreement
                          dated as of October 8, 1996

                        FORM OF CERTIFICATE OF BORROWER

    The undersigned officers of _______________________________ (the
"Borrower"), a Georgia corporation, hereby certify and covenant in their
 --------
representative capacities on behalf of the Borrower as follows:

    (1) Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings given such terms in the Second Amended and Restated Credit Agreement, dated as of August 15, 1996 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the Credit Amendment"), among the Borrower, certain of its affiliates and FIRST
    ----------------
UNION NATIONAL BANK OF GEORGIA.  This Certificate of Borrower (this

"Certificate") is being executed and delivered pursuant to Section 5 of the
 -----------
First Amendment to the Credit Agreement (the "First Amendment").

    (2) Each of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the date of this Certificate.

    (3) Borrower is, on the date hereof, in compliance with all the terms and conditions set forth in of the Credit Agreement, on its part to be observed and performed, and all the terms and conditions set forth the First Amendment, including without limitation, the conditions precedent set forth in Section 5 of the First Amendment which terms and conditions are incorporated herein by reference; and

    (4) On the date hereof, and after giving effect to the transactions contemplated under the First Amendment, no Default or Event of Default has occurred or is continuing.

    (5) Since August 15, 1996 there has been no event or change in circumstances or other occurrence which has had or would reasonably be expected to have a Material Adverse Effect.

    (6) There is no action or proceeding instituted or pending before any court or governmental authority or, to the knowledge of the Borrower, threatened (i) which reasonably would be expected to have a Material Adverse Effect, or (ii) which seeks to prohibit or restrict the Borrower's ownership or operation of any material portion of its business or assets or compel the Borrower to dispose of or hold separate all or any material portion of its business or assets, and which reasonably would be expected to have a Material Adverse Effect.

    (7)  Attached hereto as Exhibit 1 is a true and correct copy of resolutions
                            ---------
of the Board
of Directors of the Borrower which were duly adopted on or as of October 8, 1996 (collectively, the "Resolutions") and which authorize the execution, delivery
                    -----------
and performance of the First Amendment and the other documents and instruments contemplated thereby to which the Borrower is a party. The Resolutions were adopted in accordance with the Articles of Incorporation and By-laws of the Borrower, and such resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof. In addition, the Borrower's By-laws are in full force and effect and have not been amended, altered or repealed since August 15, 1996.

    (8) The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Borrower set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:


             NAME AND TITLE                  SIGNATURE
             --------------                  ---------
            Rodger L. Johnson              President and CEO

           C. Douglas McKeever          Chief Financial Officer


    (9) The corporate seal affixed to this Certificate, the First Amendment and other documents and instruments contemplated thereby executed on behalf of the Borrower is the legally adopted, proper and only official corporate seal of the Borrower.

    (10) The chief executive office and principal place of business of the Borrower as of this date (within the meaning of O.C.G.A. (S)(S) 11-9-103(3)(d)) are located in Fulton County, Georgia.

    IN WITNESS WHEREOF, the undersigned have executed this Certificate in their representative capacities on behalf of the Borrower and affixed its corporate seal hereto, all as of this _____day of __________, ____.


(CORPORATE SEAL)                   Rodger L. Johnson

                                   ____________________________
                                   Title:

                                   C. Douglas McKeever

                                   ____________________________
                                   Title:

                                       2